                                                                   Exhibit 10.46

                     MANAGEMENT STOCK SUBSCRIPTION AGREEMENT
                     ---------------------------------------

          MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, dated as of ________________, 2002 between RACI Holding, Inc., a Delaware corporation ("Holding"), and the Purchaser whose name appears on the signature page hereof (the "Purchaser").


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to the terms of the RACI Holding, Inc. 1999 Stock Incentive Plan (the "Plan"), the Board of Directors of Holding (the "Board") has granted to the Purchaser Stock Purchase Rights to purchase the aggregate number of shares of Class A Common Stock, par value $.01 per share ("Common Stock"), of Holding set forth on the signature page hereof (each a "Share" and, collectively, the "Shares") at the purchase price provided for herein; and

     WHEREAS, the terms of the offering of the Shares and certain other shares of Common Stock being made as of the date hereof ("the Offering") are set forth in a Confidential Offering Memorandum dated February 15, 2002 (the "Offering Memorandum"), which has been furnished to the Purchaser by Holding;

     NOW, THEREFORE, to implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

              1.  Purchase and Sale of Common Stock.
                  ---------------------------------

     (a) Purchase of Common Stock. Subject to all of the terms and conditions of
         ------------------------
this Agreement and the Plan, the Purchaser hereby subscribes for and shall purchase, and Holding shall sell to the Purchaser, the Shares at a purchase price of $______ per Share at the Closing provided for in Section 2(a) hereof. Notwithstanding anything in this Agreement to the contrary, Holding shall have no obligation to sell any Common Stock to (i) any person who will not be an
                                           -
employee of Holding or a direct or indirect subsidiary of Holding immediately following the Closing at which such Common Stock is to be sold or (ii) any
                                                                   --
person who is a resident of a jurisdiction in which the sale of Common Stock to such person would constitute a violation of the securities, "blue sky" or other laws of such jurisdiction.

     (b) Consideration. Subject to all of the terms and conditions of this
         -------------
Agreement and the Plan, the Purchaser shall deliver to Holding at the Closing (as defined in Section 2(a) hereof) immediately available funds in the amount of the aggregate purchase price set forth on the signature page hereof.

                  2.  Closing.
                      -------

     (a) Time and Place. Except as otherwise mutually agreed by Holding and the
         --------------
Purchaser, the closing (the "Closing") of the transaction contemplated by this Agreement shall be held at the offices of Debevoise & Plimpton, 919 Third Avenue, New York, New York at 10:00 a.m. (New York time) on March 1, 2002.

     (b) Delivery by Holding. At the Closing, Holding shall deliver to the
         -------------------
Purchaser a stock certificate registered in such Purchaser's name and representing the Shares, which certificate shall bear the legends set forth in
Section 3(b).

     (c) Delivery by the Purchaser. At the Closing, the Purchaser shall deliver
         -------------------------
to Holding the consideration referred to in Section 1(b) hereof.

                  3.  Purchaser's Representations, Warranties and Covenants.
                      -----------------------------------------------------

     (a) Investment Intention. The Purchaser represents and warrants that the
         --------------------
Purchaser is acquiring the Shares solely for the Purchaser's own account for investment and not with a view to or for sale in connection with any distribution thereof. The Purchaser agrees that the Purchaser will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any Shares), except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, and in compliance with applicable state and foreign securities or "blue sky" laws. The Purchaser further understands, acknowledges and agrees that none of the Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of (i) unless the provisions of Sections 4 through 8 hereof, inclusive,
             -
shall have been complied with or have expired, (ii) unless (A) such disposition
                                                --          -
is pursuant to an effective registration statement under the Securities Act, (B)
                                                                              -
the Purchaser shall have delivered to Holding an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Holding, to the effect that such disposition is exempt from the provisions of Section 5 of the Securities Act or (C) a no-action letter from the Commission, reasonably
                   -
satisfactory to Holding, shall have been obtained with respect to such disposition and (iii) unless such disposition is pursuant to registration under
                 ---
any applicable state or foreign securities laws or an exemption therefrom.

     (b) Legends. The Purchaser acknowledges that the certificate or
         -------
certificates representing the Shares shall bear the following legends or other appropriate legends:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, DATED AS OF FEBRUARY [ ], 2002, AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE

            TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE BOUND BY THE OBLIGATIONS SET FORTH IN AND MAY BE ENTITLED TO SOME OF THE BENEFITS OF A REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF NOVEMBER 30, 1993, AMONG THE ISSUER AND CERTAIN STOCKHOLDERS OF THE ISSUER, AS AMENDED AND AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER."

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE
                       -   -
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO HOLDING
                      -
            AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE
                    -
            COMMISSION, REASONABLY SATISFACTORY TO THE ISSUER, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR AN EXEMPTION THEREFROM."

     (c) Securities Law Matters. The Purchaser acknowledges receipt of advice
         ----------------------
from Holding that (i) the Shares have not been registered under the Securities
                   -
Act based on an exemption provided under Rule 701 promulgated under the Securities Act or qualified under any state or foreign securities or "blue sky" laws, (ii) it is not anticipated that there will be any public market for the
       --
Shares, (iii) the Shares must be held indefinitely and the Purchaser must
         ---
continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under the Securities Act and such state laws or an exemption from registration is available, (iv) Rule 144 promulgated under
                                                 --
the Securities Act ("Rule 144") is not presently available with respect to the sales of the Shares, and Holding has made no covenant to make Rule 144 available, (v) when and if the Shares
            -
may be disposed of without registration in reliance upon Rule 144, such disposition can be made only in accordance with the terms and conditions of such Rule, (vi) Holding does not plan to file reports with the Commission or make
       --
public information concerning Holding available unless required to do so by law or by the terms of its Financing Agreements (as hereinafter defined), (vii) if
                                                                       ---
the exemption afforded by Rule 144 is not available, sales of the Shares may be difficult to effect because of the absence of public information concerning Holding, (viii) a restrictive legend in the form heretofore set forth shall be
          ----
placed on the certificates representing the Shares and (ix) a notation shall be
                                                        --
made in the appropriate records of Holding indicating that the Shares are subject to restrictions on transfer set forth in this Agreement and, if Holding should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Shares.

     (d) Compliance with Rule 144. If any of the Shares are to be disposed of in
         ------------------------
accordance with Rule 144, the Purchaser shall transmit to Holding an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as Holding may reasonably require to assure compliance with Rule 144 in connection with such disposition.

     (e) Ability to Bear Risk. The Purchaser represents and warrants that (i)
         --------------------                                              -
the financial situation of the Purchaser is such that the Purchaser can afford to bear the economic risk of holding the Shares for an indefinite period and
(ii) the Purchaser can afford to suffer the complete loss of the Purchaser's
 --
investment in the Shares.

     (f) Access to Information. The Purchaser represents and warrants that the
         ---------------------
Purchaser has received the Confidential Offering Memorandum dated February 15, 2002, the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2001, and has carefully reviewed the Offering Memorandum together with the Annexes thereto and such other materials furnished to the Purchaser in connection with the transaction contemplated hereby.

     (g) Registration; Restrictions on Sale upon Public Offering. The Purchaser
         -------------------------------------------------------
shall be entitled to the rights and subject to the obligations created under the Registration and Participation Agreement, dated as of November 30, 1993, among Holding and certain stockholders of Holding (the "Registration and Participation Agreement"), to the extent set forth therein. The Purchaser agrees that, in the event that Holding files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Purchaser will not effect any public sale or distribution of any shares of the Common Stock (other than as part of such underwritten public offering) during the 20 days prior to and the 180 days after the effective date of such registration statement.

     (h) Section 83(b) Election. The Purchaser agrees that, within 20 days of
         ----------------------
the Closing, the Purchaser shall give notice to Holding as to whether or not the Purchaser has made an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares purchased at such Closing, and acknowledges that the Purchaser will be solely responsible for any and all tax liabilities payable by the Purchaser in connection with the Purchaser's receipt of the Shares or attributable to the Purchaser's making or failing to make such an election.

          4. Restrictions on Disposition of Shares. Neither the Purchaser nor
             -------------------------------------
any of the Purchaser's heirs or representatives shall sell, assign, transfer, pledge or otherwise directly or indirectly dispose of or encumber any of the Shares to or with any other person, firm, trust, association, corporation or entity (including, without limitation, transfers to any other holder of Holding's capital stock, dispositions by gift, by will, by a corporation as a distribution in liquidation and by operation of law other than a transfer of Shares by operation of law to the estate of the Purchaser upon the death of the Purchaser, provided that such estate shall be bound by all provisions of this
           --------
Agreement) except as provided in Sections 5 through 8 hereof, inclusive. The restrictions contained in this Section 4 shall terminate in the event that an underwritten public offering of the Common Stock led by one or more underwriters at least one of which is an underwriter of nationally recognized standing (a "Public Offering") has been consummated and shall not apply to a sale to the underwriters as part of a Public Offering.

          5. Options of Holding and the C&D Fund Upon Proposed Disposition.
             -------------------------------------------------------------

     (a) Rights of First Refusal. If the Purchaser desires to accept an offer
         -----------------------
(which must be in writing and for cash, be irrevocable by its terms for at least 60 days and be a bona fide offer as determined in good faith by the Board) from any prospective purchaser to purchase all or any part of the Shares at any time owned by the Purchaser, the Purchaser shall give notice in writing to Holding and The Clayton Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership (together with any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc., the "C&D Fund") (i) designating the
                                                            -
number of Shares proposed to be sold, (ii) naming the prospective purchaser of
                                       --
such Shares and (iii) specifying the price (the "Offer Price") at and terms (the
                 ---
"Offer Terms") upon which the Purchaser desires to sell the same. During the 30-day period following receipt of such notice by Holding and the C&D Fund (the "First Refusal Period"), Holding shall have the right to purchase from the Purchaser the Shares specified in such notice, at the Offer Price and on the Offer Terms. Holding hereby undertakes to use reasonable efforts to act as promptly as practicable following such notice to determine whether it shall elect to exercise such right. If Holding fails to exercise such rights within the First Refusal Period, the C&D Fund shall have the right to purchase the Shares specified in such notice, at the Offer Price and on the Offer Terms, at any time during the period beginning at the earlier of (x) the end of the First
                                                        -
Refusal Period and (y) the date of receipt by the C&D Fund of written notice
                    -
that Holding has elected not to exercise its rights and ending 30 days thereafter (the "Second Refusal

Period"). The rights provided hereunder shall be exercised by written notice to the Purchaser given at any time during the applicable period. If such right is exercised, Holding or the C&D Fund, as the case may be, shall deliver to the Purchaser a certified or bank check for the Offer Price, payable to the order of the Purchaser, against delivery of certificates or other instruments representing the Shares so purchased, appropriately endorsed by the Purchaser. If such right shall not have been exercised prior to the expiration of the Second Refusal Period, then at any time during the 30 days following the expiration of the Second Refusal Period, the Purchaser may sell such Shares to (but only to) the intended purchaser named in the Purchaser's notice to Holding and the C&D Fund at the Offer Price and on the Offer Terms specified in such notice, free of all restrictions or obligations imposed by, and free of any rights or benefits set forth in, Sections 6 and 7 of this Agreement, provided
                                                                     --------
that such intended purchaser shall have agreed in writing, pursuant to an instrument of assumption satisfactory in substance and form to Holding, to make and be bound by (i) the representations, warranties and covenants set forth in
Section 3 hereof, other than those set forth in Sections 3(f) and 3(h) and (ii) the agreements set forth in Sections 4, 5 and 8 of this Agreement. The right of the Purchaser to sell Shares set forth in this Section 5(a), subject to the rights of first refusal set forth in this Section 5(a), shall be suspended during the Option Periods referred to in Section 6 hereof, but the provisions of
Section 6 shall not otherwise restrict the ability of the Purchaser to sell the Shares, whether before or after such Option Periods, pursuant to the terms and subject to the restrictions set forth in this Section 5(a).

     (b) Public Offering. In the event that a Public Offering has been
         ---------------
consummated, neither Holding nor the C&D Fund shall have any rights to purchase the Shares from the Purchaser pursuant to this Section 5 and this Section 5 shall not apply to a sale to the underwriters as part of a Public Offering.

     6. Options Effective on Termination of Employment or Unforeseen Personal Hardship of the Purchaser.

     (a) Termination of Employment. If the Purchaser's Active Employment with
         -------------------------
Holding is terminated for any reason whatsoever (whether before or after the date of this Agreement), Holding shall have an option to purchase all or any portion of the Shares then held by the Purchaser (or, if the Purchaser's Active Employment was terminated by the Purchaser's death, his or her estate) and shall have 60 days from the later of the date of the Purchaser's termination, or six months and one day from the date of the Purchaser's acquisition of the Shares pursuant to this Agreement (such date, the "Option Start Date" and, such 60-day period, being hereinafter referred to as the "First Option Period") during which to give notice in writing to the Purchaser (or his or her estate) of its election to exercise or not to exercise such option, in whole or in part, provided that, such 60-day period may be extended by mutual agreement between the Purchaser and Holding. Holding hereby undertakes to use reasonable efforts to act as promptly as practicable following such termination to make such election. If Holding (i) fails to give notice that it intends to exercise such
                      -
option within the First Option Period or (ii) chooses
                                          --
                                       6
to repurchase none or only a portion of the Shares then held by the Purchaser (or his or her estate), by giving such notice, the C&D Fund shall have the right to purchase all or any portion of the Shares not repurchased by Holding, and shall have until the expiration of the earlier of (x) 60 days following the end
                                                   -
of the First Option Period, or (y) 60 days from the date of receipt by the C&D
                                -
Fund of written notice from Holding indicating it does not intend to exercise its option with respect to all of the Purchaser's Shares (such 60-day period being hereinafter referred to as the "Second Option Period"), to give notice in writing to the Purchaser (or his or her estate) of the C&D Fund's exercise of its option, in whole or in part. If the options of Holding and the C&D Fund to purchase all of the Shares granted in this subsection are not fully exercised as provided herein (other than as a result of Section 11 hereof), the Purchaser (or his or her estate) shall be entitled to retain any Shares which could have been acquired on exercise thereof, subject to all of the provisions of this Agreement (including without limitation Section 5(a)). If Holding and the C&D Fund have failed to exercise their respective options pursuant to this Section 6(a) or have exercised such options with respect to less than all of the Shares held by the Purchaser (or his or her estate) within the time periods specified herein, and if the Purchaser's Active Employment is terminated (A) by the Purchaser by
                                                        -
Retirement or (B) by reason of the death or Permanent Disability of the
               -
Purchaser, then on notice from the Purchaser (or his or her estate) in writing and delivered to Holding within 30 days following the end of the Second Option Period, Holding shall be required to purchase all (but not less than all) of the Shares then held by the Purchaser (or his or her estate). All purchases pursuant to this Section 6(a) by Holding or the C&D Fund shall be for a purchase price and in the manner prescribed by Section 7 hereof.

     (b) Unforeseen Personal Hardship. In the event that the Purchaser, while in
         ----------------------------
the employment of Holding or any direct or indirect subsidiary of Holding, experiences Unforeseen Personal Hardship, the Board will carefully consider any request by the Purchaser that Holding repurchase the Purchaser's Shares at a price determined in accordance with Section 7 hereof, but Holding shall have no obligation to repurchase such Shares. The Board shall consider such request with respect to Unforeseen Personal Hardship as soon as practicable after receipt by Holding of a written request by the Purchaser, such request to include sufficient details of the Purchaser's Unforeseen Personal Hardship to permit the Board to review the request and the circumstances in an informed manner.

     (c) Certain Definitions. Capitalized terms used in this Agreement without
         -------------------
definition shall have the respective meanings set forth in the Plan. As used in this Agreement, the following terms shall have the following meanings:

          (i) "Active Employment" shall mean active employment with Holding or
               -----------------
     any direct or indirect subsidiary of Holding.

          (ii) "Cause" shall mean (A) the willful failure by the Purchaser to
                -----              -
     perform substantially his duties as an employee of Holding, the Company or any

     Subsidiary (other than any such failure due to physical or mental illness) after a demand for substantial performance is delivered to the Purchaser by the executive to whom the Purchaser reports or by the Board, which notice identifies the manner in which such executive or the Board, as the case may be, believes that the Purchaser has not substantially performed his duties,
     (B) the Purchaser's engaging in willful and serious misconduct that is
      -
     injurious to Holding, the Company or any Subsidiary, (C) the Purchaser's
                                                           -
     having been convicted of, or entered a plea of guilty or nolo contendere
                                                              ---- ----------
     to, a crime that constitutes a felony, (D) the willful and material breach
                                             -
     by the Purchaser of any written covenant or agreement with Holding, the Company or any Subsidiary not to disclose any information pertaining to Holding, the Company or any Subsidiary or not to compete or interfere with Holding, the Company or any Subsidiary or (E) the breach by the Purchaser of the Purchaser's obligations pursuant to Section 8 hereof.

           (iii) "Company" shall mean the Remington Arms Company, Inc., a
                  -------
     Delaware corporation formerly named RACI Acquisition Corporation, and any successor thereto.

           (iv) "Permanent Disability" shall mean a physical or mental
                 --------------------
     disability or infirmity that prevents the performance of Purchaser's employment-related duties for a continuous period of six months or longer. The Board's reasoned and good faith judgment of Permanent Disability shall be final, binding and conclusive on all parties hereto and shall be based on such competent medical evidence as shall be presented to it by the Purchaser or by any physician or group of physicians or other competent medical expert employed by the Purchaser or Holding to advise the Board.

           (v) "Retirement" shall mean retirement at age 65 or later.
                ----------

           (vi) "Subsidiary" shall mean any corporation, a majority of whose
                 ----------
     outstanding voting securities is owned, directly or indirectly, by the Company or Holding.

           (vii) "Unforeseen Personal Hardship" shall mean financial hardship
                  ----------------------------
     arising from (x) extraordinary medical expenses or other expenses directly
                   -
     related to illness or disability of the Purchaser, a member of the Purchaser's immediate family or one of the Purchaser's parents or (y)
                                                                        -
     payments necessary or required to prevent the eviction of Purchaser from Purchaser's principal residence or foreclosure on the mortgage on that residence. The Board's reasoned and good faith determination of Unforeseen Personal Hardship shall be binding on Holding and the Purchaser.

         (d)  Notice of Termination.  Holding shall give written notice of any
              ---------------------
termination of the Purchaser's Active Employment to the C&D Fund, except that if such termination

(if other than as a result of death) is by the Purchaser, the Purchaser shall give written notice of such termination to Holding and Holding shall give written notice of such termination to the C&D Fund.

     (e) Public Offering. In the event that a Public Offering has been
         ---------------
consummated, none of Holding, the C&D Fund or the Purchaser shall have any rights to purchase or sell the Shares, as the case may be, pursuant to this
Section 6 and this Section 6 shall not apply to a sale as part of a Public Offering.

           7. Determination of the Purchase Price; Manner of Payment.
              ------------------------------------------------------

     (a) Purchase Price. For the purposes of any purchase of the Shares pursuant
         --------------
to Section 6, and subject to Section 11(c), the purchase price per Share to be paid to the Purchaser (or his or her estate) for each Share (the "Purchase Price") shall be the fair market value (the "Fair Market Value") of such Share as of the later of six months and one day after the date of Purchaser's acquisition of such Shares and the effective date of the termination of employment that gives rise to the right or obligation to repurchase or, in the case of a repurchase as a result of Unforeseen Personal Hardship, as of the date such Shares are repurchased (such date of termination or repurchase, as applicable, the "Determination Date"); provided that if the Purchaser's
                                       --------
employment is terminated by Holding or any of its direct or indirect subsidiaries for Cause, the Purchase Price for such Share shall be the lesser of
(i) the Fair Market Value of such Share, and (ii) the price at which the
 -                                            --
Purchaser purchased such Share from Holding pursuant to this Agreement. Whenever determination of the Fair Market Value of such Shares is required by this Agreement, such Fair Market Value shall be such amount as is determined in good faith by the Board. In making a determination of Fair Market Value, the Board shall give due consideration to such factors as it deems appropriate, including, without limitation, the earnings and certain other financial and operating information of the Company in recent periods, the potential value of the Company as a whole, the future prospects of the Company and the industries in which it competes, the history and management of the Company, the general condition of the securities markets, the fair market value of securities of companies engaged in businesses similar to those of the Company and the Applicable Share Valuation (as defined below). The determination of Fair Market Value will not give effect to any restrictions on transfer of the Shares or the fact that such Shares would represent a minority interest in Holding. For purposes of this Agreement, the term "Applicable Share Valuation" shall mean the annual valuation of the Common Stock performed as of the last day of the last fiscal year of Holding ending prior to the Determination Date by an independent valuation firm chosen by the Board, except that, in the case of a Determination Date occurring during the period beginning on September 1 of any fiscal year of Holding and ending on December 31 of that fiscal year beginning with the period beginning on September 1, 2002 and ending on December 31, 2002, the term "Applicable Share Valuation" shall mean the annual valuation of the Common Stock performed as of the last day of such fiscal year by an independent valuation firm chosen by the Board. Such annual valuations shall be performed as promptly as practicable following the end of each fiscal year of Holding, beginning with the 2002 fiscal year of Holding. The Fair Market Value as determined in good faith by the Board and in the absence of fraud shall be binding and conclusive upon all parties hereto and the C&D Fund. If Holding subdivides (by any stock split, stock dividend or otherwise) the Common Stock into a greater number of shares, or combines (by reverse stock split or otherwise) the Common Stock into a smaller number of shares after the Board shall have determined the Purchase Price for the Shares (without taking into consideration such subdivision or combination) and prior to the consummation of the purchase, the Purchase Price (including any minimum or maximum Purchase Price specified herein or in effect as a result of a prior adjustment) shall be appropriately adjusted to reflect such subdivision or combination and the Board's determination as to any such judgment in good faith shall be binding and conclusive on all parties hereto and the C&D Fund.

     (b) Payment. Subject to Section 11 hereof, the completion of a purchase
         -------
pursuant to Section 6 hereof shall take place at the principal office of Holding on the tenth business day following (i) the receipt by the Purchaser (or his or
                                     -
her estate) of the notice of the C&D Fund or Holding, as the case may be, of its exercise of its option to purchase pursuant to Section 6(a) or (ii) Holding's
                                                                --
receipt of notice by the Purchaser (or his or her estate) of the election to sell Shares pursuant to Section 6(a) or (iii) the Board's determination (which
                                         ---
shall be delivered to the Purchaser) that it is willing and able to purchase Shares as a result of Unforeseen Personal Hardship pursuant to Section 6(b). The Purchase Price shall be paid by delivery to the Purchaser (or his or her estate) of a certified or bank check for the Purchase Price payable to the order of the Purchaser (or his or her estate), against delivery of certificates or other instruments representing the Shares so purchased, appropriately endorsed by the Purchaser (or his or her estate), free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature; provided, however, that if
                                                    --------  -------
the Determination Date occurs during the period between September 1 and December 31 of any fiscal year of Holding or during the first fiscal quarter of any fiscal year of Holding, Holding or the C&D Fund, as the case may be, may elect to pay the Purchase Price in two installments. In any such event, (i) at the
                                                                   -
closing of the purchase of the Shares, Holding or the C&D Fund, as the case may be, shall pay to the Purchaser (or his or her estate) an amount (the "First Installment Amount") equal 0to 80% of the Fair Market Value of the Shares, determined pursuant to Section 7(a) hereof on the basis of the most recent available valuation of the Shares, and (ii) no later than the tenth business day
                                        --
following receipt by Holding of the Applicable Share Valuation, Holding or the C&D Fund, as the case may be, shall pay an additional amount to the Purchaser (or his or her estate) equal to the sum of (1) the excess (the "Excess
                                            -
Payment"), if any, of (A) the Purchase Price for the Shares, over (B) the First
                       -                                           -
Installment Amount and (2) an amount calculated by multiplying the Excess
                        -
Payment by a percentage equal to the average annual prime rate charged during such period by The Chase Manhattan Bank or such other nationally recognized bank as may be designated by Holding.

     (c) Application of the Purchase Price to Certain Loans. The Purchaser
         --------------------------------------------------
agrees that Holding and the C&D Fund shall be entitled to apply any amounts to be paid by Holding or the C&D Fund, as the case may be, to repurchase Shares pursuant to Section 5 or 6 hereof to discharge any indebtedness of the Purchaser to Holding or any of its direct or indirect subsidiaries thereof or indebtedness that is guaranteed by Holding or any of its direct or indirect subsidiaries, which indebtedness was incurred by the Purchaser in connection with his purchase of any shares of Common Stock.

            8.  Take-Along Rights.
                -----------------

     (a) Take-Along Notice. So long as the C&D Fund holds a number of shares of
         -----------------
Common Stock equal to at least one-third of the Common Stock originally purchased by the C&D Fund at the closing of the Acquisition of the Company, if the C&D Fund intends to effect a sale of all of its shares of Common Stock to a third party (a "100% Buyer") and elects to exercise its rights under this
Section 8, the C&D Fund shall deliver written notice (a "Take-Along Notice") to the Purchaser, which notice shall (a) state (i) that the C&D Fund wishes to
                                   -         -
exercise its rights under this Section 8 with respect to such transfer, (ii) the
                                                                         --
name and address of the 100% Buyer, (iii) the per share amount and form of
                                     ---
consideration the C&D Fund proposes to receive for its shares of Common Stock and (iv) the terms and conditions of payment of such consideration and all other
     --
material terms and conditions of such transfer, (b) contain an offer (the
                                                 -
"Take-Along Offer") by the 100% Buyer to purchase from the Purchaser all of its Shares on and subject to the same terms and conditions offered to the C&D Fund and (c) state the anticipated time and place of the closing of the purchase and
     -
sale of the shares (a "Section 8 Closing"), which (subject to such terms and conditions) shall occur not fewer than five (5) days nor more than ninety (90) days after the date such Take-Along Notice is delivered, provided that if such
                                                         --------
Section 8 Closing shall not occur prior to the expiration of such 90-day period, the C&D Fund shall be entitled to deliver another Take-Along Notice with respect to such Take-Along Offer.

     (b) Conditions to Take-Along. Upon delivery of a Take-Along Notice, the
         ------------------------
Purchaser shall have the obligation to transfer all of its Shares pursuant to the Take-Along Offer, as the same may be modified from time to time, provided
                                                                     --------
that the C&D Fund transfers all of its Shares to the 100% Buyer at the Section 8 Closing. Within 10 days of receipt of the Take-Along Notice, the Purchaser shall
(i) execute and deliver to the C&D Fund a power of attorney and a letter of transmittal and custody agreement in favor of, and in form and substance satisfactory to, the C&D Fund constituting the C&D Fund, Clayton, Dubilier & Rice, Inc. or one or more of their respective affiliates designated by the C&D Fund (the "Custodian"), the true and lawful attorney-in-fact and custodian for the Purchaser, with full power of substitution, and authorizing the Custodian to take such actions as the Custodian may deem necessary or appropriate to effect the sale and transfer of the Shares to the 100% Buyer, upon receipt of the purchase price therefor at the Section 8 Closing, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature, and to take such other action as may be necessary or appropriate in connection with such sale, including consenting to any amendments, waivers, modifications or supplements to the terms of the sale (provided that the C&D Fund also so consents, and sells and transfers its Shares
 --------
on the same terms as so amended, waived, modified or supplemented) and (ii)
                                                                        --
deliver to the C&D Fund certificates representing the Shares, together with all necessary duly executed stock powers.

     (c) Remedies. The Purchaser acknowledges that the C&D Fund would be
         --------
irreparably damaged in the event of a breach or a threatened breach by the Purchaser of any of its obligations under this Section 8 and the Purchaser agrees that, in the event of a breach or a threatened breach by the Purchaser of any such obligation, the C&D Fund shall, in addition to any other rights and remedies available to it, in respect of such breach, be entitled to an injunction from a court of competent jurisdiction granting it specific performance by the Purchaser of its obligations under this Section 8. In the event that the C&D Fund shall file suit to enforce the covenants contained in this Section 8 (or obtain any other remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to recover, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, including reasonable attorney's fees and expenses. In the event that, following a breach or a threatened breach by the Purchaser of the provisions of this Section 8, the C&D Fund does not obtain an injunction granting it specific performance of the Purchaser's obligations under this
Section 8 in connection with such proposed sale prior to the time the C&D Fund completes the sale of its shares or, in its sole discretion, abandons such sale, then Holding shall have the option to purchase the Shares from the Purchaser at a purchase price per Share equal to the lesser of (i) the Fair Market Value of
                                                   -
such Shares as of the date of the breach or threatened breach that gives rise to the right to repurchase and (ii) the price at which the Purchaser purchased such
                             --
Shares from Holding.

     (d) Public Offering. In the event that a Public Offering has been
         ---------------
consummated, the provisions of this Section 8 shall terminate and cease to have further effect.

     9. Representations and Warranties of Holding. Holding represents and
        -----------------------------------------
warrants to the Purchaser that (a) Holding has been duly incorporated and is an
                                -
existing corporation in good standing under the laws of the State of Delaware,
(b) this Agreement has been duly authorized, executed and delivered by Holding
 -
and constitutes a valid and legally binding obligation of Holding enforceable against Holding in accordance with its terms, (c) the Shares, when issued,
                                               -
delivered and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created pursuant to this Agreement, or otherwise in connection with the transactions contemplated hereby, and (d) the Shares, when issued and held by the Purchaser, by the Purchaser's estate upon transfer by operation of law on the Purchaser's death or by the C&D Fund, shall be "Registrable Securities" as provided in the Registration and Participation Agreement.

              10.  Covenants of Holding.
                   --------------------

     (a) Rule 144. Holding agrees that at all times after it has filed a
         --------
registration statement after the date hereof pursuant to the requirements of the Securities Act or Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), relating to any class of equity securities of Holding (other than (i) the registration of equity securities of Holding and/or options
             -
or interests in respect thereof to be offered primarily to directors and/or members of management or employees of Holding or its direct or indirect subsidiaries, and senior executives of corporations in which entities managed or sponsored by Clayton, Dubilier & Rice, Inc. have made equity investments and/or other persons with whom Clayton, Dubilier & Rice, Inc. has consulting or other advisory relationships, or (ii) the registration of equity securities and/or
                            --
options or other interests in respect thereof solely on Form S-4 or S-8 or any successor form), it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if Holding is not required to file such reports, it will, upon the request of the Purchaser, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and will take such further action as the Purchaser may reasonably request, all to the extent required from time to time to enable the Purchaser to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, as such Rule may be
                                              -
amended from time to time, or (ii) any successor rule or regulation hereafter
                               --
adopted by the Commission.

     (b) State Securities Laws. Holding agrees to use efforts to comply with all
         ---------------------
state and foreign securities or "blue sky" laws applicable to the sale of the Shares to the Purchaser, provided that Holding shall not be obligated to qualify
                         --------
or register the Shares under any such law or to qualify as a foreign corporation or file any consent to service of process under the laws of any jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

              11.  Certain Restrictions on Repurchases.
                   -----------------------------------

     (a) Financing Agreements, etc. Notwithstanding any other provision of this
         -------------------------
Agreement, Holding shall not be permitted or obligated to repurchase any Shares from the Purchaser if (i) such repurchase (or the payment by the Company of a dividend to Holding to fund such repurchase) would result in a violation of the terms or provisions of, or result in a default or an event of default under, (A)
                                                                              -
the Amended and Restated Credit Agreement, dated as of April 28, 2000, as amended (the "Credit Agreement"), among the Company, The Chase Manhattan Bank ("Chase"), as administrative agent, Bank of America, N.A., as syndication agent, Goldman Sachs Credit Partners, L.P., as documentation agent, and the other banks and financial institutions party thereto from time to time, (B) the Guarantee, dated as of April 28, 2000 (the "Guarantee"),
               -
made by Holding, as Guarantor, in favor of Chase as administrative agent for the several banks and other financial institutions named thereunder, (C) the
                                                                  -
Indenture, dated as of November 30, 1993, (the "Indenture") among the Company, Holding, as guarantor, and First Trust National Association, as Trustee, or (D)
                                                                             -
any other financing or security agreement or document entered into in connection with the acquisition by Holding of substantially all the assets of the corporation then named Sporting Goods Properties, Inc. ("Sporting Goods") and certain related assets of Sporting Goods' parent E.I. du Pont de Nemours and Company ("DuPont"), a Delaware corporation, from Sporting Goods and DuPont, on December 1, 1993 (the "Acquisition"), or the financing of the Acquisition, or the Credit Agreement, or in connection with the operations of Holding or its subsidiaries from time to time (the Credit Agreement, the Guarantee, any Indenture, and such other agreements and documents, as each may be amended, modified or supplemented from time to time, are hereinafter referred to as the "Financing Agreements"), in each case as the same may be amended, modified or supplemented from time to time, (ii) such repurchase would violate any of the
                                 --
terms or provisions of the Certificate of Incorporation of Holding or (iii)
                                                                       ---
Holding has no funds legally available therefor under the General Corporation Law of the State of Delaware.

     (b) Delay of Repurchase. In the event that a repurchase by Holding,
         -------------------
otherwise permitted or required under Section 6(a) is prevented solely by the terms of Section 11(a), (i) such repurchase will be postponed and will take
                         -
place without the application of further conditions or impediments (other than as set forth in Section 7 hereof or in this Section 11) at the first opportunity thereafter when Holding has funds legally available therefor and when such repurchase will not result in any default, event of default or violation under any of the Financing Agreements or in a violation of any term or provision of the Certificate of Incorporation of Holding and (ii) such repurchase obligation
                                                 --
shall rank against other similar repurchase obligations with respect to Shares or options in respect thereof according to priority in time of (A) the effective
                                                                -
date of the termination of employment in connection with any repurchase obligation arising pursuant to an exercise of the option of Holding under
Section 6(a), or (B) as to any repurchase obligation arising pursuant to an
                  -
exercise of any Purchaser's right to require a repurchase under Section 6(a), the date upon which Holding receives written notice of such exercise, provided
                                                                      --------
that any such repurchase obligations as to which a common date determines priority under clause (A) or (B) above shall be of equal priority and shall share pro rata in any repurchase payments made pursuant to clause (i) above and provided, further, that any repurchase commitment arising from Permanent
--------  -------
Disability, death or Retirement or any repurchase commitment made by the Board pursuant to Section 6(b) shall have priority over any other repurchase obligation.

     (c) Purchase Price Adjustment. In the event that a repurchase of Shares
         -------------------------
from the Purchaser is delayed pursuant to this Section 11, the purchase price per Share when the repurchase of such Shares eventually takes place as contemplated by Section 11(b) shall be the sum of (a) the Purchase Price
                                                   -
determined in accordance with Section 7 hereof at the time that the repurchase of such Shares would have occurred but for the operation of this Section 11, plus (b) an amount equal to interest on such Purchase Price for the period from the date on which the completion of the repurchase would have taken place but for the operation of this Section 11 to the date on which such repurchase actually takes place (the "Delay Period") at a rate equal to the average prime rate charged during such period by The Chase Manhattan Bank or such other nationally recognized bank as may be designated by Holding.

                 12.   Miscellaneous.
                       -------------

         (a) Notices. All notices and other communications required or permitted
             -------
to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to Holding, the C&D Fund or the Purchaser, as the case may be, at the following addresses or to such other address as Holding, the C&D Fund or the Purchaser, as the case may be, shall specify by notice to the others:

                  (i)   if to Holding, to it at:

                           RACI Holding, Inc.
                           c/o Remington Arms Company, Inc.
                           870 Remington Drive
                           P.O. Box 700
                           Madison, North Carolina 27025-0700
                           Attention: Chief Financial Officer
                           ---------

                  (ii) if to the Purchaser, to the Purchaser at the address set forth on the signature page hereof.

                  (iii) if to the C&D Fund, to:

                           The Clayton & Dubilier Private Equity
                           Fund IV Limited Partnership
                           270 Greenwich Avenue
                           Greenwich, Connecticut 06830
                           Attention: Clayton & Dubilier Associates
                           ---------
                                      IV Limited Partnership,
                                      Joseph L. Rice, III

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof. Copies of any notice or other communication given under this Agreement shall also be given to:

                  Clayton, Dubilier & Rice, Inc.
                  375 Park Avenue
                  New York, New York 10152
                  Attention:  Joseph L. Rice, III
                  ---------

                  and

                  Debevoise & Plimpton
                  919 Third Avenue
                  New York, New York 10022
                  Attention:  Franci J. Blassberg, Esq.
                  ---------

The C&D Fund also shall be given a copy of any notice or other communication between the Purchaser and Holding under this Agreement at its address as set forth above.

         (b) Binding Effect; Benefits. This Agreement shall be binding upon the
             ------------------------
parties to this Agreement and their respective successors and assigns and shall inure to the benefit of the parties to the Agreement, the C&D Fund and their respective successors and assigns. Except as provided in Sections 4 through 8, inclusive, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement, the C&D Fund or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

         (c) Waiver; Amendment.
             -----------------

                  (i) Waiver. Any party hereto or beneficiary hereof may by
                      ------
         written notice to the other parties (A) extend the time for the
                                              -
         performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the
                                        -
         conditions or covenants of the other parties contained in this Agreement and (C) waive or modify performance of any of the obligations
                        -
         of the other parties under this Agreement, provided that any waiver of the provisions of Sections 4 through 8, inclusive, must be consented to in writing by the C&D Fund. Except as provided in the preceding
                                               --------
         sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party's or beneficiary's rights or privileges hereunder or shall be deemed a waiver of such party's or beneficiary's rights to exercise the same at any subsequent time or times hereunder.

                (ii) Amendment. This Agreement may not be amended, modified or
                     ---------
         supplemented orally, but only by a written instrument executed by the Purchaser and Holding, and (in the case of any amendment modification or supplement to or affecting Section 8 hereof, or that adversely affects the rights of the C&D Fund hereunder) consented to by the C&D Fund in writing. The parties hereto acknowledge that Holding's consent to an amendment or modification of this Agreement may be subject to the terms and provisions of the Financing Agreements.

         (d) This Agreement, together with the Management Deferred Share Award Agreement and election form entered into between the Purchaser and Holding on or prior to the date hereof, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all other prior agreements, understandings, documents, statements, representations and warranties, oral or written, express or implied, between the parties hereto and their respective affiliates, representatives and agents in respect of the subject matter hereof.

         (e) Assignability. Neither this Agreement nor any right, remedy,
             -------------
obligation or liability arising hereunder or by reason hereof shall be assignable by Holding or the Purchaser without the prior written consent of the other parties and the C&D Fund. The C&D Fund may assign from time to time all or any portion of its rights under Sections 4 through 8 hereof to one or more persons or other entities designated by it.

         (f) Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
             --------------
IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE CORPORATE LAW OF THE STATE OF DELAWARE SPECIFICALLY AND MANDATORILY APPLIES.

         (g) Section and Other Headings, etc. The section and other headings
             -------------------------------
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         (h) Counterparts. This Agreement may be executed in any number of
             ------------
counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         (i) Delegation by the Board. All of the powers, duties and
             -----------------------
responsibilities of the Board specified in this Agreement may, to the full extent permitted by applicable law, be exercised and performed by any duly constituted committee thereof to the extent authorized by the Board to exercise and perform such powers, duties and responsibilities.

                  IN WITNESS WHEREOF, Holding and the Purchaser have executed this Agreement as of the date first above written.

                                               RACI HOLDING, INC.


                                               By: _____________________________
                                                   Name:
                                                   Title:



                                               THE PURCHASER:

                                               (Name)


                                               By: _____________________________
                                                   Name:
                                                   Attorney-in-Fact:

                                               Address of the Purchaser:

                                               (Address)




Total Number of Shares
of Common Stock to be
Purchased:                                     (Shares)


Cash Purchase
Price:                                         $(Share_Amount)